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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-59140

            SUPPLEMENT DATED JANUARY 18, 2002 TO THE PROSPECTUS OF
                        MORGAN STANLEY MID-CAP VALUE FUND
                             DATED AUGUST 9, 2001


The second paragraph of the section of the Prospectus titled "THE FUND-Fund Management" is hereby replaced by the following:

      The Fund's portfolio is managed by the Small/Mid-Cap Value/Core team. Current members of the team include William Gerlach, a Managing Director of the Investment Manager, Bradley S. Daniels, an Executive Director of the Investment Manager, and Charles Purcell, a Vice President of the Investment Manager.

The third through sixth paragraphs of that section of the Prospectus are hereby deleted.